UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2017

Yum China Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37762	81-2421743
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 Corporate Drive Plano, Texas 75024 United States of America	16/F Two Grand Gateway 3 Hongqiao Road Shanghai 200030 People’s Republic of China

(Address, including zip code, of principal executive offices)

(469) 980-2898

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously announced, Yum China Holdings, Inc. will commence its Investor Day on Wednesday, October 18, 2017 (local time) in Shanghai, China.  A copy of the presentations that will be used at the Investor Day is being furnished as Exhibit 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is attached to this report:

Exhibit No.	Exhibit Description

99.1	Yum China Holdings, Inc. Investor Day Presentation – Overview
99.2	Yum China Holdings, Inc. Investor Day Presentation – Business Update (Part I)
99.3	Yum China Holdings, Inc. Investor Day Presentation – Business Update (Part II)
99.4	Yum China Holdings, Inc. Investor Day Presentation – Digital and Delivery Update (Part I)
99.5	Yum China Holdings, Inc. Investor Day Presentation – Digital and Delivery Update (Part II)
99.6	Yum China Holdings, Inc. Investor Day Presentation – Financial Update

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM CHINA HOLDINGS, INC.

By:	/s/ Shella Ng
Name:	Shella Ng
Title:	Chief Legal Officer and Corporate Secretary

Date: October 17, 2017